                                                                   EXHIBIT 10.18

________________________________________________________________________________



                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                    between

                              JUST FOR FEET, INC.

                                      and

                             SNEAKER GUARANTEE LLC

                                 July 2, 1998



________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                                        Page
ARTICLE I           GENERAL DEFINITIONS..............................................     1
  Section 1.1       Defined Terms....................................................     1
  Section 1.2       Other Definitional Provisions....................................     6

ARTICLE II          SALE AND PURCHASE OF UNITS; PAYMENT
                    AND DELIVERIES; CLOSING..........................................     6
  Section 2.1       Sale and Purchase of Units.......................................     6
  Section 2.2       Payment and Deliveries...........................................     6
  Section 2.3       Closing..........................................................     7

ARTICLE III         REPRESENTATIONS AND WARRANTIES OF
                    THE COMPANY......................................................     7
  Section 3.1       Corporate Organization...........................................     7
  Section 3.2       Authorization; Validity..........................................     8
  Section 3.3       No Violation.....................................................     8
  Section 3.4       Consents.........................................................     9
  Section 3.5       Sec Documents....................................................     9
  Section 3.6       Liabilities.....................................................     10
  Section 3.7       No Material Adverse Change......................................     10
  Section 3.8       Capitalization..................................................     10
  Section 3.9       Registration Rights.............................................     11

ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF
                    THE INVESTORS...................................................     11
  Section 4.1       Organization....................................................     11
  Section 4.2       Authorization; Validity.........................................     11
  Section 4.3       No Violation....................................................     11
  Section 4.4       Consents........................................................     12
  Section 4.5       Investment Representations, Etc.................................     12

ARTICLE V           BOARD REPRESENTATION AND OTHER COVENANTS........................     14
  Section 5.1       Board Designee..................................................     14
  Section 5.2       Observer and Monitoring Rights..................................     15
  Section 5.3       Lock-Up.........................................................     16

ARTICLE VI          MISCELLANEOUS...................................................     17

  Section 6.1       Amendments; Assignment..........................................     17
  Section 6.2       Expenses........................................................     18
  Section 6.3       Waiver..........................................................     18
  Section 6.4       Severability....................................................     18
  Section 6.5       Parties.........................................................     18
  Section 6.6       Entire Agreement................................................     18
  Section 6.7       Equitable Relief................................................     18
  Section 6.8       Governing Law...................................................     19
  Section 6.9       Notices.........................................................     19
  Section 6.10      Section Titles..................................................     20
  Section 6.11      Number and Person...............................................     20
  Section 6.12      Non-Compete.....................................................     20
  Section 6.13      Counterparts....................................................     21


                                   Exhibits


Exhibit A - Form of Registration Rights Agreement
Exhibit B - Form of Warrant

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT
                  -------------------------------------------


          THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of the 2nd day of July, 1998, between Just For Feet, Inc., a Delaware corporation (the "Company"), and Sneaker Guarantee LLC, a Delaware limited liability company (the "Investor"), and for purposes of Section 5.2 and Article VI only, Thomas H. Lee Company ("THL"), and, for purposes of Sections 5.1, 5.4,
6.1 through 6.11 and 6.13 only, Harold Ruttenberg.

          The Company desires to sell to the Investor, and the Investor desires to purchase from the Company, securities of the Company consisting of 926,355 units (the "Units"), each comprised of one share of Common Stock and one Warrant to purchase .99701626 of a share of Common Stock, upon the terms and subject to the conditions set forth herein.

          In consideration of the foregoing and the respective representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound hereby, agree as follows:



                                   ARTICLE I

                              GENERAL DEFINITIONS
                              -------------------

          Section 1.1 Defined Terms. Capitalized terms, when used herein, shall
                      -------------
have the following meanings (unless defined elsewhere in this Agreement):

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
     directly or indirectly through one or more intermediaries controls, or is under common control with, or is controlled by, such Person. As used in this definition and in Section 5.1, "control" means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities or other equity interests, by contract or otherwise).

          "Agreement" means this Common Stock and Warrant Purchase Agreement, as
           ---------
     the same may be from time to time amended, modified or supplemented.

          "Board" means the Company's Board of Directors.
           -----

          "Business Day" means any day other than a Saturday or Sunday on which
           ------------
     banks are not authorized or required to close in New York, New York.

          "Certificate of Formation" means the Certificate of Formation of the
           ------------------------
     Investor filed by the Investor with the Secretary of State of the State of Delaware, as it may be amended from time to time.

          "Closing" means the consummation of the transaction contemplated in
           -------
     this Agreement.

          "Closing Date" means the date of this Agreement.
           ------------

          "Common Shares" means, collectively, the Purchased Shares and the
           -------------
     Warrant Shares.

          "Common Stock" means the Common Stock, par value $.0001 per share, of
           ------------
     the Company.

          "Company" means Just For Feet, Inc., a Delaware corporation, and its
           -------
     successors.

          "Consents" has the meaning specified in Section 3.4 of this Agreement.
           --------

          "Contingent Payment Agreement" means the Contingent Payment Agreement
           ----------------------------
     to be dated as of the Closing Date, in substantially the form attached as
     Schedule I to the Sneaker Merger Agreement.

          "Employee Options" means those stock options that have been or may be
           ----------------
     issued, as determined by the Company's Board of Directors, to employees of the Company pursuant to the Company's stock option plans adopted by the Company's Board of Directors.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "GAAP" means generally accepted accounting principles set forth in the
           ----
     Opinions of the Account ing Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination; and the requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

          "HSR" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
           ---
     as amended.

          "Investor" has the meaning specified in the first paragraph of this
           --------
     Agreement.

          "Investor LLC Agreement" means the Limited Liability Company Agreement
           ----------------------
     of the Investor dated the date hereof, as it may be amended from time to time.

          "JFF Merger Corp." means JFF Merger Corp., a Delaware corporation and,
           ----------------
     immediately prior to consummation of the merger provided for in the Sneaker Merger Agreement, a wholly owned subsidiary of the Company.

          "Lien" means any interest in any property or asset in favor of a
           ----
     Person other than the owner of the property or asset and securing an obligation owed to such Person, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.

          "Majority Holders" has the meaning specified in Section 5.3 of this
           ----------------
     Agreement.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
     business, properties, assets, results of operations or financial condition of the Company and its Subsidiaries taken as a whole.

          "Member" means any Person who is a member of the Investor, including
           ------
     any Person who is admitted as such a member after the date hereof in accordance with the Investor LLC Agreement.

          "Merger" means the merger of Merger Sub with and into Sneaker pursuant
           ------
     to the Sneaker Merger Agreement.

          "Merger Sub" means JFF Merger Corp., a Delaware corporation and a
           ----------
     wholly owned subsidiary of the Company.

          "Other Agreements" means the Warrants, the Registration Rights
           ----------------
     Agreement and all certificates
     and other instruments executed by or on behalf of the Company prior to or at the Closing and delivered to the Investors pursuant to this Agreement.

          "Permitted Holder" has the meaning specified in Section 5.3 of this
           ----------------
     Agreement.

          "Permitted Transaction" has the meaning specified in Section 5.3 of
           ---------------------
     this Agreement.

          "Permitted Transaction Purchasers" has the meaning specified in
           --------------------------------
     Section 5.3 of this Agreement.

          "Permitted Transaction Seller" has the meaning specified in Section
           ----------------------------
     5.3 of this Agreement.

          "Permitted Transferees" has the meaning speci fied in Section 5.1 of
           ---------------------
     this Agreement.

          "Person" means an individual, partnership, corporation, limited
           ------
     liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

          "Preferred Stock" means the Preferred Stock, par value $.0001 per
           ---------------
     share, of the Company.

          "Purchase Price" has the meaning specified in Section 2.1 of this
           --------------
     Agreement.

          "Purchased Shares" means the 926,355 shares of Common Stock included
           ----------------
     in the Units to be purchased by the Investors hereunder.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
     Agreement by and among the Company and the Investor, substantially in the form of Exhibit A hereto, to be entered into at the Closing.
             ---------

          "Ruttenberg" means Harold Ruttenberg.
           ----------

          "SEC" means the Securities and Exchange Commission.
           ---

          "SEC Documents" has the meaning specified in Section 3.5 of this
           -------------
     Agreement.

          "Securities" means, collectively, the Warrants and the Common Shares,
           ----------
     and any securities into which or for which such securities shall be changed, converted or exchanged.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Sneaker" means Sneaker Stadium, Inc., a Delaware corporation.
            -------

          "Sneaker Merger Agreement" means the Agreement and Plan of Merger
           ------------------------
     dated as of July 2, 1998 among the Company, Merger Sub and Sneaker.

          "Subsidiary" has the meaning specified in Rule 12b-2 under the
           ----------
     Exchange Act.

          "THL" has the meaning specified in the first paragraph of this
           ---
     Agreement.

          "Units" has the meaning specified in the preambles of this Agreement.
           -----

          "Warrants" means the warrants included in the Units to be purchased by
           --------
     the Investor hereunder, to purchase an aggregate of 923,591 shares of Common Stock, substantially in the form of Exhibit B hereto, and any
                                                ---------
     warrant or warrants issued in ex change or substitution therefor.

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
     exercise of the Warrants.

          Section 1.2  Other Definitional Provisions. All definitions contained
                       -----------------------------
in this Agreement are equally applicable to the singular and plural form of the term defined. The words "hereof," "herein," and "hereunder" and words of like or similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement and all Exhibit references pertain to Exhibits to this Agreement, which are hereby incorporated herein for all purposes. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                  ARTICLE II

                          SALE AND PURCHASE OF UNITS;
                          ---------------------------
                        PAYMENT AND DELIVERIES; CLOSING
                        -------------------------------

          Section 2.1  Sale and Purchase of Units.  Upon the terms set forth in
                       --------------------------
this Agreement, and in reliance upon the representations and warranties contained herein, at the Closing, the Company will issue and sell to the Investor, and the Investor will purchase and accept from the Company, the Units for an aggregate consideration of twenty million dollars ($20,000,000) (the "Purchase Price"). The parties agree that (i) no services were rendered by the Investor (or by any Member or any Affiliate of the Investor or of any Member) to the Company, Sneaker or any of their Subsidiaries in connection with the purchase of the Units,(ii) the Purchase Price shall be allocated $15 million to the Purchased Shares and $5 million to the Warrants and (iii) they shall prepare and file all tax returns on a basis consistent with the foregoing and shall take no position inconsistent with the foregoing in any proceeding before any taxing authority or for any other tax purpose.

          Section 2.2  Payment and Deliveries.  At the Closing (a) the Company
                       ----------------------
is delivering to the Investor (i) a duly executed stock certificate, registered in the name of the Investor, representing the Purchased Shares, (ii) a duly executed Warrant, registered in the name of the Investor, representing the right to purchase 923,591 Warrant Shares, and (iii) the Other Agreements duly executed by the Company, and an opinion or opinions of counsel for the Company, and other documents, in the respective forms previously agreed between the Company and the Investor, against (b) the delivery by the Investor, to the Company of (i) the Purchase Price, by wire transfer(s) of immediately available funds in accordance with the Company's instructions, which instructions shall have been given in writing to the Investor no later than three (3) Business Days prior to the Closing and (ii) an opinion of counsel for the Investor, and a certificate executed by the Investor, in the respective forms previously agreed between the Company and the Investor.

          Section 2.3  Closing.  The Closing is taking place on the date hereof
                       -------
concurrently with the execution and delivery of this Agreement.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company hereby represents and warrants to the Investor as follows:

          Section 3.1  Corporate Organization.  (a) The Company and each of its
                       ----------------------
Subsidiaries is a duly incorpo rated and validly existing corporation (or other Person) in good standing under the laws of the jurisdiction of its organization; (b) the Company and each of its Subsidiaries has all necessary corporate power (or comparable power, in the case of a Subsidiary that is not a corporation) to own the property and assets it uses in its business and otherwise to carry on its business; and (c) the Company and each of its Subsidiaries is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not reason ably be expected to have a Material Adverse Effect. The Company is not in violation of any term of its Certifi cate of Incorporation or of its Bylaws, each as currently in effect. The Company has previously delivered to the Investors true and correct copies of its Certificate of Incorporation and Bylaws as currently in effect and true and correct copies of forms of such documents as will be in effect at and as of the Closing (after consummation of the Reincorporation Merger).

          Section 3.2  Authorization; Validity.
                       -----------------------

               (a) The Company has the corporate power and authority to execute, deliver and perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Other Agreements, and has taken all necessary corporate action to authorize the execution, delivery and performance by the Company of, and consummation by the Company of the transactions contemplated by, this Agreement and the Other Agreements. This Agreement has been, and upon the execution and delivery by the Company of the Other Agreements such Other Agreements will be, duly and validly executed and delivered by the Company and constitutes or, in the case of the Other Agreements, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

               (b) The issuance, sale and delivery of the Securities in accordance with this Agreement or the Warrants, as applicable, have been duly authorized by all requisite corporate action on the part of the Company, and, when issued, sold and delivered in accordance with this Agreement or the Warrants, as applicable, will be duly and validly issued and, in the case of the Common Shares, fully paid and nonassessable, and such issuance, sale and delivery will not give rise to any preemptive rights on the part of any Person. When so issued, sold and delivered, the Securities will be free and clear of any and all Liens, claims or encumbrances imposed by action of the Company, except as provided in this Agreement.

          Section 3.3  No Violation.  Neither the execution, delivery nor
                       ------------
performance by the Company of this Agreement and the Other Agreements, nor compliance by the Company with the terms and provisions hereof and thereof, nor the consummation by it of the transactions contem plated herein or therein, will (a) contravene any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (b) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under (except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect), or result in the creation or imposition of (or the obligation to create or impose) any Lien other than pursuant to this Agreement upon any of the property or assets of the Company under the terms of any contractual obligation to which the Company is a party or by which it or any of its properties or assets are bound or to which it may be subject, or (c) violate or conflict with any provision of the Certificate of Incorporation or the Bylaws of the Company.

          Section 3.4  Consents.  All consents, approvals, orders or
                       --------
authorizations of, or registrations,
declarations or filings with, all governmental agencies, authorities or instrumentalities or any other Person ("Consents") required to be obtained or made by the Company in connection with the execution, delivery and performance by the Company of this Agreement and the Other Agreements, and the consummation by the Company of the transactions contemplated hereby and thereby, have been obtained or made and are in full force and effect, except for (i) governmental Consents contemplated by the Registration Rights Agreement in connection with any registration pursuant thereto of Securities under the Securities Act and
(ii) such Consents the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.5  SEC Documents.  The Company has timely filed each report,
                       -------------
schedule, registration statement and definitive proxy statement required to be filed by the Company with the SEC since January 1, 1996 (such documents are referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and none of the SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied, as of their respective dates, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations, cash flows and changes in financial position for the periods indicated therein.

          Section 3.6  Liabilities.  All liabilities or obligations of the
                       -----------
Company of any nature (whether accrued, absolute, contingent or otherwise) which were incurred after January 31, 1998 were incurred in the ordinary course of business, and individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

          Section 3.7  No Material Adverse Change. Except as disclosed in the
                       --------------------------
SEC Documents filed prior to the date of this Agreement and furnished to the Investors, since January 31, 1998 the Company has not suffered or, to the Company's knowledge, been threatened with, any change having, or that would reasonably be expected to have, a Material Adverse Effect.

          Section 3.8  Capitalization.  The authorized capital stock of the
                       --------------
Company consists of 70,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of June 29, 1998, there were outstanding (a) 30,171,921 shares of Common Stock, (b) Employee Options to purchase an aggregate of 3,790,711 shares of Common Stock, (c) non-employee director options to purchase 252,500 shares of Common Stock and (d) no shares of Preferred Stock. There are currently 6,181,250 shares of Common Stock reserved for issuance pursuant to the Company's Stock Option Plans. Except as described above in this Section 3.8 or as contemplated by this Agreement or the Other Agreements, and except for changes occurring after June 29, 1998 resulting from (x) the exercise of Employee Options outstanding on such date or (y) the grant of Employee Options in the ordinary course of business and the exercise of such Employee Options, as of the date hereof there are no outstanding (i) shares of capital stock or other securities of the Company, (ii) securities of the Company convertible into or exchange able for shares of capital stock or other securities of the Company or (iii) options, rights, subscriptions, warrants, calls, unsatisfied preemptive rights, or other agreements to acquire or otherwise receive from the Company, and no obligation, commitment or arrangement of the Company to issue, transfer or sell, any capital stock or other securities of, or securities convertible into or exchangeable for capital stock or other securities of the Company.

          Section 3.9  Registration Rights.  Except for the Registration Rights
                       -------------------
Agreement, neither the Company nor any of its Subsidiaries is under any contractual obligation to register any of its presently outstanding securities or any of its securities that may hereafter be issued.


                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                ----------------------------------------------

          The Investor represents and warrants to the Company as follows:

          Section 4.1  Organization.  The Investor has been duly organized as a
                       ------------
limited liability company, and is validly existing and in good standing, under the laws of the State of Delaware.

          Section 4.2  Authorization; Validity.
                       -----------------------

               (a) The Investor has the requisite limited liability company power and authority to execute, deliver and perform its obligations under, and to consummate the transactions contemplated by, this Agreement and the Other Agreements to which the Investor is a party. The execution, delivery and performance by the Investor of this Agreement and the Other Agreements to which the Investor is a party, and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized by the Investor. This Agreement and the Other Agreements to which the Investor is a party have been duly and validly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable against it in accordance with their respective terms.

          Section 4.3  No Violation.  Neither the execution, delivery nor
                       ------------
performance by the Investor of this Agreement and the Other Agreements to which the Investor is a party, nor compliance by the Investor with the terms and provisions hereof and thereof, nor the consummation by the Investor of the transactions contemplated herein or therein, will (a) contravene any applicable provision of any law, statute, rule or regulation, or any applica ble order, writ, injunction or decree of any court or governmental instrumentality, (b) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under (except where such conflict, breach or default would not reasonably be expected to materially impair the Investor's ability to consummate the transactions contemplated by this Agreement), the terms of any contractual obligation to which the Investor is a party or by which the Investor or any of the Investor's properties or assets are bound or to which the Investor may be subject, or (c) violate or conflict with any provision of the Certificate of Forma tion or the Investor LLC Agreement.

          Section 4.4  Consents.  All Consents required to be obtained or made
                       --------
by the Investor in connection with the execution, delivery and performance by the Investor of, and the consummation by the Investor of the transactions contemplated by, this Agreement or the Other Agreements to which the Investor is a party have been obtained or made and are in full force and effect, except for (i) governmental Consents contemplated by the

Registration Rights Agreement in connection with any registration pursuant thereto of Securities under the Securities Act and (ii) such Consents the failure of which to be ob tained or made, would not, individually or in the aggregate, reasonably be expected to materially impair the Investor's ability to consummate the transactions contem plated by this Agreement.

          Section 4.5  Investment Representations, Etc.
                       --------------------------------

               (a)  Purchase for Investment.  The Securities to be purchased by
                    -----------------------
the Investor pursuant to this Agreement or upon exercise of the Warrants will be ac quired for investment only and not with a view to any public distribution thereof in violation of any of the requirements of the Securities Act or the rules and regulations thereunder.

               (b)  Securities Not Registered.  The Investor understands that
                    -------------------------
the Securities have not been registered under the Securities Act in reliance upon exemptions contained in the Securities Act and applicable regulations promulgated thereunder or interpretations thereof, and cannot be offered for sale, sold or other wise transferred unless such sale or transfer is so registered or qualifies for exemption from registration under the Securities Act.

               (c)  Sophistication.  The Investor has such knowledge and
                    --------------
experience in financial and business matters that the Investor is capable of evaluating the merits and risks of its investment in the Securities; and the Investor understands and is able to bear any economic risks associated with such investment (including the necessity of holding the Securities for an indefinite period of time, inasmuch as the Securities have not been, and may not in the foreseeable future be, registered under the Securities Act, and including the risk of the loss of the Investor's entire investment in the Securities).

               (d)  Accredited Investor.  The Investor is an "accredited
                    -------------------
investor" within the meaning of such term as defined in Rule 501(a)(8) of Regulation D of the SEC, 17 CFR (S) 230.501(a)(8).

               (e)  Legends.  The Investor understands and agrees that
                    -------
certificates representing the Securities will bear conspicuous legends in substantially the respective forms set forth below (in addition to any other legend required by law):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDER ATION) BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE VIOLATION OF THE 1933 ACT AND THE STATE ACTS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CON TAINED IN A COMMON STOCK AND WARRANT PURCHASE AGREE MENT DATED AS OF JULY 2, 1998 (THE "PURCHASE AGREE MENT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICES OF JUST FOR FEET, INC.

Notwithstanding the foregoing, the certificate(s) representing any Securities need not continue to bear the first of the foregoing legends (and the Company agrees to cause such legend to be removed from such certificate(s) at the request of the holder thereof) if (i) the sale or other transfer of such Securities referred to in such legend is in accordance with the provisions of Rule 144 promulgated under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the effect that such Investor and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such Securities in a public sale without registration under the Securities Act. Notwithstanding the foregoing, from and after February 1, 2000 the certificate(s) representing any Securities need not continue to bear the second of the foregoing legends (and the Company agrees, from and after such date, to cause such legend to be removed from such certificate(s) at the request of the holder thereof) if Section 5.3 hereof, by its terms, is no longer applicable to such Securities.


                                   ARTICLE V

                   BOARD REPRESENTATION AND OTHER COVENANTS
                   ----------------------------------------

          Section 5.1  Board Designee.  By action of the Board, the Company
                       --------------
shall elect to the Board, effective as of the Closing, a person designated by the Investor (an "Investor Designee"). The Investor Designee to be elected as of the Closing shall be Warren C. Smith, Jr. Until such time as (x) the Investor has disposed (directly, including through a disposition of the Warrants) of, in the aggregate, seventy-five percent (75%) or more of the Common Shares to Persons other than its Members or Affiliates, or any Person who or which was a stockholder or subordinated creditor of Sneaker immediately prior to the effectiveness of the Merger ("Permitted Transferees") or (y) THL, together with its Affiliates, ceases to own a majority of the member interests in the Investor and to control, directly or indirectly, the Investor, (a) the Company shall nominate and recommend to the Company's stockholders for election, and Ruttenberg shall vote or cause to be voted (or execute or cause to be executed written consents with respect to) all shares of capital stock of the Company held at the time by Ruttenberg or over which Ruttenberg possesses voting discretion in favor of the election, to the Board of an Investor Designee and (b) the Investor may require that an Inves tor Designee be removed and/or replaced by another Inves tor Designee, in which event (i) if stockholder action is necessary to effect such removal and/or replacement, the Company and Ruttenberg, respectively, shall take the actions referred to in clause (a) above in favor of such removal or replacement, as applicable, and (ii) in the case of such a replacement Investor Designee in connection with the death, resignation or removal of an exist ing Investor Designee, the Company, by action of its Board of Directors, shall cause such replacement Investor Designee to be elected to the Board to fill the vacancy caused by such death, resignation or removal. The Com pany's obligations set forth in the last sentence of this Section 5.1 with respect to the nomination, recommendation or election of a particular Investor Designee shall be subject to any fiduciary duty principles which may be applicable to the members of the Board in connection therewith.

          Section 5.2  Observer and Monitoring Rights. From and after the
                       ------------------------------
Closing and so long as the Investor or any Permitted Transferee holds any Securities or so long as any Member is a creditor of the Company or Sneaker or potentially entitled to payments pursuant to the Contingent Payment Agreement, if the Investor no longer has the right to designate a member of the Board pursuant to Section 5.1 hereof, the Company will (a) permit a representative designated by the Investor to attend all meetings of the Board to observe such meetings, (b) provide such representative with copies of all materials provided to members of the Board, at the same time as such notices or materials are provided to such members and (c) if requested by the Investor, cause knowledgeable officers of the Company to meet, not more frequently than quarterly, upon reasonable advance notice, with representatives of the Investor or THL to discuss the business, affairs, finances, accounts and prospects of the Company. The Company may require that any such representative designated pursuant to this
Section 5.2 execute a confidentiality agreement in customary form and reasonably acceptable to such representative with respect to confidential information of the Company made available to such representative pursuant to this Section 5.2, which agreement shall include an acknowledgment of such representative that in such capacity such representative may obtain material non-public information concerning the Company, and, accordingly, will be subject to any applicable restrictions pursuant to Rule 10b-5 under the Exchange Act in connection with such representative's possession of such information. The Investor and THL each acknowledges that the provisions of this Section 5.2 shall not be construed to provide the Investor, any Member or any Affiliate thereof or THL with any right to participate in meetings of the Board or to exercise any control over the affairs of the Company or its Subsidiaries.

          Section 5.3  Lock-Up. Without the prior writ ten consent of the
                       -------
Company, the Investor may not transfer or otherwise dispose of any Securities prior to January 31, 2000. After such date, the Investor may only transfer or otherwise dispose of Securities (including pursuant to the Registration Rights Agreement) in a transaction in which Securities are being transferred by Persons (which may include the Investor) holding a majority in interest of the then outstanding Securities (with respect to the Warrants, based on the number of Warrant Shares for which the Warrants are then exercisable) (the "Majority Holders"). Any such transaction is referred to herein as a "Permitted Transaction". Subject to any applicable restrictions set forth in the Registration Rights Agreement, upon notice from the Majority Holders of a proposed Permitted

Transaction, each other Person which then holds Securities (a "Permitted Holder") shall be entitled to, and upon request by the Majority Holders will (and the Company may, by notice to the Majority Holders, require that the Majority Holders so request), transfer in such Permitted Transaction, on the same terms as those on which the Majority Holders are transferring Securities, the same portion of such Permitted Holder's Securities as the portion of the Securities then held by the Majority Holders being transferred in such Permitted Transaction ; provided, that if the purchaser(s) in such Permitted Transaction (the "Permitted Transaction Purchasers") desire to purchase less than all of the Securities to be sold in such Permitted Transaction in accordance with this
Section 5.3, the number of Securities to be so sold shall be reduced to the number of such Securities to be purchased by the Permitted Transaction Purchasers, on a pro rata basis with respect to each Person selling Securities in such Permitted Transaction (each such Person, a "Permitted Transaction Seller"), based on the number of Securities then held by such Permitted Transaction Seller (with respect to any Warrants held by a Permitted Transaction Seller, based on the number of Warrant Shares for such Warrants are then exercisable) relative to the number of Securities then held by all Permitted Transaction Sellers. Notwithstanding the foregoing, the restrictions on transfer set forth in this Section 5.3 shall not apply to any (i) transfer or other disposition of Securities by the Investor to any Permitted Transferee (provided any such Permitted Transferee agrees in writing to be bound by the first sentence of this Section 5.3 to the extent applicable to the Investor and to the provisions of this Section 5.3 applicable to a Permitted Holder), (ii) any bona-fide pledge of, or grant of a security interest in, any Securities to any senior creditor of Sneaker as of immediately prior to the Closing, or any foreclosure upon, or sale or other disposition of, such Securities by such creditor or any assignee or transferee of the claim or interest of such creditor pursuant to any debt restructuring agreement, or any agent acting for any of the foregoing, or (iii) any sale of Securities after January 31, 2000 pursuant to a public offering or otherwise on a public trading market.


                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

          Section 6.1  Amendments; Assignment.
                       ----------------------

               (a) This Agreement may not be amended except by an instrument in writing signed by (i) the Company and the Investor, (ii) Ruttenberg, if such amendment affects Ruttenberg's obligations hereunder, and (iii) THL, if such amendment affects THL's obligations hereunder. The Company may not assign or transfer this Agreement or any rights hereunder. The Investor may, subject to the provisions of Section 5.3 hereof, assign, transfer or otherwise dispose of, at any time or times, any or all of the Securities and in connection therewith, transfer or assign, in whole or in part, the Investor's rights, title, interests, remedies, powers, and/or duties thereunder and under this Agreement and the Registration Rights Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Investor.

          Section 6.2  Expenses.  Each party will bear its own legal and other
                       --------
expenses with respect to this Agreement and the transaction contemplated hereby.

          Section 6.3  Waiver.  The failure of a party, at any time or times
                       ------
hereafter, to require strict performance of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance therewith. None of the undertakings, agreements, warranties, covenants and representations contained in this Agreement shall be deemed to have been waived, unless such waiver is set forth in an instrument in writing duly executed by the waiving party.

          Section 6.4  Severability.  Wherever possible, each provision of this
                       ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 6.5  Parties. Subject to the provisions of Section 6.1 hereof,
                       -------
this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, the Investor, Ruttenberg and THL.

          Section 6.6  Entire Agreement. This Agreement and the Other Agreements
                       ----------------
constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and may not be modified or supplemented by any prior or contemporaneous oral understanding.

          Section 6.7  Equitable Relief. Each of the parties (including
                       ----------------
Ruttenberg and THL) recognizes that, in the event a party fails to perform, observe or discharge any of its obligations under this Agreement, any remedy of law may prove to be inadequate relief to the other party or parties, and, therefore, each of the parties agrees that such other party or parties shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          Section 6.8  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the
laws of the State of New York, without giving effect to the conflicts of law principles thereof.

          Section 6.9  Notices. Any notice required to be given hereunder shall
                       -------
be sufficient if in writing, and sent by facsimile transmission (with a confirmatory copy sent by overnight courier), by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:


     If to the Investor, at:       Sneaker Guarantee LLC
                                   c/o Thomas H. Lee Company
                                   75 State Street
                                   26th Floor
                                   Boston, MA  02109
                                   Attn: Warren C. Smith, Jr.
                                   Telecopy:  (617) 227-3514

     with a copy to:               Skadden, Arps, Slate
                                     Meagher & Flom LLP
                                   One Beacon Street, 31/st/ Floor
                                   Boston, MA  02108
                                   Attn: Louis A. Goodman, Esq.
                                   Kent A. Coit, Esq.
                                   Telecopy:  (617) 573-4822

     If to the Company, at:        Just For Feet, Inc.
                                   7400 Cahaba Valley Road
                                   Birmingham, AL  35242
                                   Attn: Eric L. Tyra
                                   Telecopy:  (205) 408-3170

     with a copy to:               Debevoise & Plimpton
                                   875 Third Avenue
                                   New York, NY  10022
                                   Attn: Lawrence A. Cagney, Esq.
                                   Telecopy:  (212) 909-6836
                                   and

                                   Smith, Gambrell & Russell
                                   1230 Peachtree Street, N.E.
                                   Suite 3100
                                   Atlanta, GA  30309
                                   Attn: Jay Schwartz
                                   Telecopy:  (404) 685-6932

     if to Ruttenberg, at:         Just For Feet, Inc.
                                   7400 Cahaba Valley Road
                                   Birmingham, AL  35242
                                   Attn: Harold Ruttenberg
                                   Telecopy:  (205) 408-3163

     with a copy to:               Smith, Gambrell & Russell
                                   1230 Peachtree Street, N.E.
                                   Suite 3100
                                   Atlanta, GA  30309
                                   Attn: Jay Schwartz
                                   Telecopy:  (404) 685-6932

or to such other address as any party shall specify by written notice so given, and any such notice hereunder shall be deemed to have been delivered as of the date received.

          Section 6.10  Section Titles.  The section titles contained in this
                        --------------
Agreement are and shall be without substantive meaning or content of any kind what soever and are not a part of the agreement between the parties hereto.

          Section 6.11  Number and Person.  Wherever the word, or words, the
                        -----------------
Company, Subsidiary, Investor, it, itself, or any other such descriptive words referring to the parties hereto are used, they shall be construed to apply to the singular or plural, as the case may be.

          Section 6.12  Non-Compete.  THL agrees that from and after the Closing
                        -----------
Date until the later of the time the Board no longer includes an Investor Designee or the expiration of the Investor's right to designate a representative pursuant to Section 5.2 hereof, THL will not, and will not allow any of its controlled Affiliates to, invest in any Person the principal business of which is branded athletic footwear retailing, except for in vestments resulting in ownership by THL and such Affiliates of less than 5% of the equity of any such Person and which involve no designee or representative of THL or any such Affiliate being an officer or director, or otherwise involved in the management, of such Person.

          Section 6.13  Counterparts.  This Agreement may be executed in a
                        ------------
number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement. A facsimile or photocopy of an executed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

                            Signature Page Follows

          IN WITNESS WHEREOF, this Common Stock and Warrant Purchase Agreement has been duly executed and delivered as of the day and year first written above.

                                   JUST FOR FEET, INC.



                                   By: /s/ Eric Tyra
                                      ---------------------------------
                                        Name: Eric Tyra
                                        Title: Executive Vice President


                                   SNEAKER GUARANTEE LLC

                                   By: THOMAS H. LEE COMPANY as Manager



                                        By: /s/ Warren C. Smith, Jr.
                                           ----------------------------
                                             Name: Warren C. Smith, Jr.
                                             Title: Managing Director


                                   For purposes of Section 5.2 and
                                   Article VI only:

                                   THOMAS H. LEE COMPANY



                                   By: /s/ Warren C. Smith, Jr.
                                      ---------------------------------
                                        Name: Warren C. Smith, Jr.
                                        Title: Managing Director


                                   For purposes of Sections 5.1, 5.4,
                                   6.1 through 6.11 and 6.13 only:

                                        /s/ Harold Ruttenberg
                                   ------------------------------------
                                            Harold Ruttenberg